UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2020

COUNTERPATH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-35592

(Commission File Number)

20-0004161

(IRS Employer Identification No.)

300-505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3

(Address of principal executive offices and Zip Code)

604.320.3344

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 24, 2020, we held our annual meeting of stockholders of our company.  The final voting results for each of the proposals submitted to a vote of the stockholders are set forth below.

Election of Directors

At the meeting, the stockholders voted on the election of the directors with the following votes:

	For	Against	Withheld	Non-Votes
Steven Bruk	3,647,725	97,946	11,728	1,191,494

Chris Cooper	3,414,820	322,185	20,394	1,191,494

Bruce Joyce	3,639,484	97,521	20,394	1,191,494

Owen Matthews	3,636,973	108,472	11,954	1,191,494

Terence Matthews	3,636,973	108,472	11,954	1,191,494

Larry Timlick	3,645,529	99,976	11,894	1,191,494

As a result, each of Steven Bruk, Chris Cooper, Bruce Joyce, Owen Matthews, Terence Matthews and Larry Timlick was elected as a director of our company until the next annual meeting of stockholders in 2021 and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal.

Appointment of BDO Canada LLP, Chartered Professional Accountants

At the meeting, the stockholders ratified the selection of BDO Canada LLP, Chartered Professional Accountants, as our company's independent registered public accounting firm for the year ending April 30, 2021 and the authorization of our board of directors to fix their remuneration with the following votes:

For	Against	Withheld/Abstain	Non-Votes
4,816,317	26,711	105,846	19

Increase in the number of shares of common stock issuable under the Deferred Share Unit Plan

At the meeting, the disinterested stockholders approved the increase in the number of shares of common stock issuable under the Deferred Share Unit Plan of the Company with the following votes:

For	Against	Withheld/Abstain	Non-Votes
*3,332,787	355,794	9,121	1,191,494

*Excludes 59,697 shares owned and voted by directors, officers and nominees of our company who may benefit directly or indirectly from the amendment.

Increase in the number of authorized shares of common stock

At the Meeting, the Stockholders approved, ratified and confirmed the increase in the number of authorized shares of common stock from 10,000,000 to 50,000,000 as disclosed in the proxy statement for the Meeting with the following votes:

For	Against	Withheld/Abstain	Non-Votes
4,356,603	590,295	1,995	0

Item 7.01 Regulation FD Disclosure.

A news release dated September 29, 2020 is furnished herewith.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	News Release dated September 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:	/s/ David Karp
David Karp
Chief Executive Officer

Dated:  September 29, 2020